Note Guarantees (Changes in the Corporation's liability of estimated losses associated with customary respresentations and warranties related to loans sold by BPPR) (Detail) - Indemnification Guarantee - Banco Popular de Puerto Rico - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Guarantor Obligations
Balance as of beginning of period	$ 11,742	$ 10,936
Provision for representations and warranties	78	874
Net charge-offs	(983)	(68)
Balance as of end of period	$ 10,837	$ 11,742